                                                                     EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                             HBJ PUBLICATIONS, INC.

                            UNDER SECTION 402 OF THE
                            BUSINESS CORPORATION LAW

                                   * * * * *


     WE, THE UNDERSIGNED, all of the age of eighteen years or over, for the purpose of forming a corporation pursuant to Section 402 of the Business Corporation Law of New York, do hereby certify:

     FIRST:  The name of the corporation is

                             HBJ PUBLICATIONS, INC.

     SECOND:  The purposes for which it is formed are:

     To engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body, without such consent or approval first being obtained.

     THIRD: The office of the corporation is to be located in the County of New York, State of New York.

     FOURTH: The aggregate number of shares which the corporation shall have authority to issue is Two Thousand (2,000) shares of the par value of One Dollar ($1.00) each.

     FIFTH: The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served. The post office address to which the

Secretary of State shall mail a copy of any process against the corporation served upon him is: c/o Harcourt Brace Jovanovich Inc. 747 Third Avenue, New York, New York 10017.

     SIXTH: The name and address of the registered agent which is to be the agent of the corporation upon whom process against it may be served, are C T CORPORATION SYSTEM, 1633 Broadway, New York, New York 10019.

     IN WITNESS WHEREOF, we have made and signed this Certificate of Incorporation this 22nd day of January, A.D. 1987.

                                    THOMAS C. TOTARO
                                    ----------------
                                    Thomas C. Totaro
                                    1633 Broadway,
                                    New York, New York 10019

STATE OF NEW YORK    )
                     )  SS:
COUNTY OF NEW YORK   )


     On this 22nd day of January 1987, before me personally came THOMAS C. TOTARO, to me known, and known to me to be the person described in and who executed the foregoing certificate, and he duly acknowledged to me that he had executed the same.

                                    RICHARD P. BOROVOY
                                    ------------------
                                    Richard P. Borovoy
                                    Notary Public

                                    RICHARD P. BOROVOY
                                    Notary Public, State of New York
                                    No. 24-4630102
                                    Qualified in Kings County
                                    Cert. Filed in New York County
                                    Commission Expires February 28, 1989

                             CERTIFICATE OF MERGER
                                       OF
                          NCC ACQUISITION CORPORATION
                                      INTO
                             HBJ PUBLICATIONS, INC.

                        _______________________________

               Under Section 904 of the Business Corporation Law

                        ________________________________

          We, the undersigned, being respectively the President and the Secretary of NCC Acquisition Corporation, a New York corporation ("NCC Acquisition"), and the President and an Assistant Secretary of HBJ Publications, Inc., a New York corporation ("HBJ"), do hereby certify as follows:

          FIRST: The names of the constituent corporations are "NCC Acquisition Corporation" and "HBJ Publications, Inc." NCC Acquisition was incorporated in the State of New York on October 27, 1987 under its present name, and HBJ was incorporated in the State of New York on January 23, 1987 under its present name. HBJ shall be the surviving corporation (the "Surviving Corporation") in the merger.

          SECOND: The authorized capital stock of NCC Acquisition consists of 3,001,000 shares of capital stock, of which 1,000 shares are Common Stock, par value $.01 per share ("NCC Acquisition Common Stock"), all of which are issued and outstanding and owned by New Century Communications, Inc. a Delaware corporation ("New Century"), and 3,000,000 are Preferred Stock, par value $.01 per share, none of which are outstanding. Each share of NCC Acquisition Common Stock outstanding was entitled to one vote on the merger. The authorized capital stock of HBJ consists of 2,000 shares of Common Stock, par value $1.00 per share ("HBJ Common Stock"), of which 1,000 shares are issued and outstanding and owned by NCC Acquisition. Each share of HBJ Common Stock outstanding was entitled to one vote on the merger.

          THIRD: The Certificate of Incorporation of HBJ as in effect on the effective date of the merger shall be the Certificate of Incorporation of the Surviving Corporation.

          FOURTH: The effective date of the merger is the date of the filing of this Certificate of Merger by the Department of State of the State of New York.

          FIFTH: A Plan of Merger dated as of December 30, 1987, by and between NCC Acquisition and HBJ (the "Plan of Merger") with respect to the merger of NCC Acquisition into HBJ, was duly approved and adopted by the respective Boards of Directors of NCC Acquisition on December 28, 1987 and of HBJ on December 30, 1987. Thereafter, the Plan of Merger was duly approved and adopted by New Century, as the sole shareholder of NCC Acquisition, by a written consent dated December 30, 1987 and by NCC Acquisition as sole shareholder of HBJ, by written consent dated December 30, 1987.

          IN WITNESS WHEREOF, we have signed this certificate on the 31st day of December, 1987 and we affirm the statements contained therein as true under penalties of perjury.
                              NCC ACQUISITION CORPORATION

                                 /s/ Donald J. Gogel
                              By:_______________________________
                                 Donald J. Gogel, President

                                 /s/ Matthew G. Harris
                              By:_______________________________
                                 Matthew G. Harris, Secretary

                              HBJ PUBLICATIONS, INC.

                                 /s/ Donald J. Gogel
                              By:_______________________________
                                 Donald J. Gogel, President

                                 /s/ Matthew G. Harris
                              By:_______________________________
                                 Matthew G. Harris, Secretary

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             HBJ PUBLICATIONS, INC.

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


          The undersigned, being the President and Secretary of HBJ Publications, Inc., pursuant to Section 805 of the Business Corporation Law of the State of New York, hereby restate, certify and set forth:

          I. The name of the corporation is HBJ Publications, Inc. The name under which the corporation was formed was HBJ Publications, Inc.

          II. The original certificate of incorporation was filed by the Department of State on January 23, 1987.

          III. The certificate of incorporation, as amended heretofore, is hereby further amended to effect the following amendments authorized by the Business Corporation Law:

               (a) To change the name of the corporation, as set forth in paragraph 1 of this restated certificate of incorporation.

               (b) To enlarge the corporate purposes, as set forth in paragraph 2 of this restated certificate of incorporation.

               (c) To change the location of the office of the corporation, as set forth in paragraph 3 of this restated certificate of incorporation.

               (d) To change the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation, as set forth in paragraph 5 of this restated certificate of incorporation.

               (e) To change the name and address of the registered agent of the corporation upon whom process against it may be served, as set forth in paragraph 6 of this restated certificate of incorporation.

               (f) To state that the business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, as set forth in paragraph 7(1) of this restated certificate of incorporation.

               (g) To give the Board of Directors concurrent power to make and change the by-laws of the corporation, as set forth in paragraph 7(2) of this restated certificate of incorporation.

               (h) To provide for the manner of election of Directors, as set forth in paragraph 7(3) of this restated certificate of incorporation.

               (i) To enlarge the powers of the Board of Directors, as set forth in paragraph 7(4) of this restated certificate of incorporation.

               (j) To permit a Director to be removed with or without cause, as provided in paragraph 7(5) of this restated certificate of incorporation.

               (k) To restate that the personal liability of the directors of the corporation is eliminated to fullest extent possible, as set forth in paragraph 8 of this restated certificate of incorporation.

          IV. The certificate of incorporation is hereby restated to set forth in its entire text as amended.

          V. The amendment and restatement of the certificate of incorporation was authorized by a unanimous vote of the Board of Directors at a meeting thereof and followed by the unanimous vote of the sole holder of all outstanding shares entitled to vote thereon.

                          CERTIFICATE OF INCORPORATION

                                       OF

                          EDGELL COMMUNICATIONS, INC.

                 UNDER SECTION 402 OF THE BUSINESS CORPORATION

                                      LAW


     The undersigned, being of the age of eighteen years or over, for the purpose of forming a corporation pursuant to the provisions of the Business Corporation Law of the State of New York do hereby certify:

     1. The name of the corporation shall be Edgell Communications, Inc. (hereinafter sometimes called the "Corporation").

     2. The purposes for which it is formed are to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law provided that the corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body, without such consent or approval first being obtained.

     It is hereby expressly provided that the foregoing shall not be held to limit or restrict in any manner the power of this Corporation; and that this Corporation may do all and everything necessary, suitable and appropriate for the exercise of any of its general powers.

     3. The office of the Corporation in the State of New York shall be located in the County of New York.

     4. The aggregate number of shares which the Corporation shall have the authority to issue is two thousand (2,000) shares of the par value of one dollar ($1.00) each.

     5. The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom any process may in any action or proceeding against it be served. The post office address to which the Secretary of State shall mail a copy of any process in any action or proceeding against the Corporation which may be served upon it is to: William A. Stone, Esquire, 471 Troy-Schenectady Road, Latham, NY, 12110.

     6. The Corporation designates William A. Stone, Esquire, 471 Troy-Schenectady Road, Latham, NY, 12110, and it is at that address which any process against the Corporation may be served, its registered agent in this State upon whom any process may be served.

     7. The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

          (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

          (3) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws so provide.

          (4) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the Business Corporation Law, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

          (5) Any Member of the Board of Directors may be removed, with or without cause, at any time prior to the expiration of his term by a majority vote of the outstanding shares.

     8. The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (b) of
Section 402 of the Business Corporation Law of the State of New York, as the same may be amended and supplemented.

          IN WITNESS WHEREOF, we have made and subscribed this certificate and affirm the same as true and correct under penalties of perjury this 6th day of January, 1988.


                              HBJ PUBLICATIONS, INC.


                              /s/ Donald J. Gogel
                              ______________________________________
                              Name:  Donald J. Gogel
                              Title:  President


                              /s/ Matthew C. Harris
                              ______________________________________
                              Name:  Matthew C. Harris
                              Title:  Secretary

                             CERTIFICATE OF MERGER

                                       OF

                       ARMSTRONG CREATIVE SERVICES, INC.,
                            CARDIOLOGY TIMES, INC.,
                           DAVIES PUBLISHING COMPANY,
                            DERMATOLOGY TIMES, INC.,
                   EDGELL COMMUNICATIONS AND SERVICES, INC.,
                    EDGELL EXPOSITIONS AND CONFERENCES INC.,
                       THE INSTRUCTOR PUBLICATIONS, INC.,
                                MAGACYCLE, INC.,
                         MAGAZINES FOR INDUSTRY, INC.,
                          MURRAY COMMUNICATIONS, INC.,
                           OPHTHALMOLOGY TIMES, INC.,
                       PIT AND QUARRY PUBLICATIONS, INC.,
                           RESIN PUBLICATIONS, INC.,
                        SHOWSTYLE PUBLICATIONS, INC. and
                              UROLOGY TIMES, INC.

                                      INTO

                          EDGELL COMMUNICATIONS, INC.


              (Under Section 905 of the Business Corporation Law)

          It is hereby certified by the corporation named herein as the surviving corporation as follows:

          FIRST: The Board of Directors of the corporation named herein as the surviving corporation has adopted a plan of merger setting forth the terms and conditions of merging the corporations named herein as the subsidiary corporations into said surviving corporation.

          SECOND: The name of the surviving corporation, the Certificate of Incorporation of which was filed by the Department of State of January 23, 1987, is Edgell Communications, Inc. ("ECI"). The name under which said corporation was formed is HBJ Publications, Inc.

          THIRD: The names of the subsidiary corporations are Armstrong Creative Services, Inc. ("ACS"), Cardiology Times, Inc. ("CTI"), Davies Publishing Company ("DPC"), Dermatology Times, Inc. ("DTI"), Edgell Communications and Services, Inc. ("ECS"), Edgell Expositions and Conferences Inc. ("EEC"), The Instructor Publications, Inc. ("TIP"), Magacycle, Inc. ("MI"),

Magazines for Industry, Inc. ("MFI"), Murray Communications, Inc. ("MCI"), Ophthalmology Times, Inc. ("OTI"), Pit and Quarry Publications, Inc. ("PQP"), Resin Publications, Inc. ("RPI"), Showstyle Publications, Inc. ("SPI") and Urology Times, Inc. ("UTI") (collectively, the "Subsidiaries").

          FOURTH: ACS is a corporation formed under the laws of the State of Arizona, its Certificate of Incorporation was filed in the office of the Secretary of State of Arizona on the 12th day of September, 1977, and it has never filed an application to do business in the State of New York or an application for use of a fictitious name under Article 13 of the Business Corporation Law of the State of New York (the "BCL").

          FIFTH: CTI is a corporation formed under the laws of the State of New York and its Certificate of Incorporation was filed by the Department of State on the 24th day of July, 1981.

          SIXTH: DPC is a corporation formed under the laws of the State of Delaware, its Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on the 18th day of December, 1961, and it has never filed an application to do business in the State of New York or an application for use of a fictitious name under Article 13 of the BCL.

          SEVENTH: DTI is a corporation formed under the laws of the State of New York and its Certificate of Incorporation was filed by the Department of State on the 24th day of July, 1981.

          EIGHTH: ECS is a corporation formed under the laws of the State of New York and its Certificate of Incorporation was filed by the Department of State on the 7th day of May, 1980. The name under which said corporation was formed is HBJ Communications and Services, Inc.

          NINTH: EEC is a corporation formed under the laws of the State of Delaware, its Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on the 25th day of February, 1987, and it has never filed an application to do business in the State of New York or an application for use of a fictitious name under Article 13 of the BCL. The name under which said corporation was formed is SCORE Show, Inc.

          TENTH: TIP is a corporation formed under the laws of the State of Delaware, its Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on the 23rd day of May, 1968, its application to do business in the State of New York was filed by the Department of State on June 11, 1968, and it has never filed an application for use of a fictitious name under Article 13 of the BCL. The name under which said corporation was formed is Uphill Corporation.

          ELEVENTH: MI is a corporation formed under the laws of the State of Delaware, its Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on the 11th day of December, 1984, and it has never filed an application to do business in the State of New York or an application for use of a fictitious name under Article 13 of the BCL.

          TWELFTH: MFI is a corporation formed under the laws of the State of Delaware, its Certificate of Incorporation was filed in the Office of the Secretary of State of Delaware on the 24th day of August, 1970, its application to do business in the State of New York was filed by the Department of State on October 22, 1970 and it has never filed an application for use of a fictitious name under Article 13 of the BCL. The name under which said corporation was formed is Modern Communications to Industry, Inc.

          THIRTEENTH: MCI is a corporation formed under the laws of the State of New York and its Certificate of Incorporation was filed by the Department of State on the 15th day of October, 1976.

          FOURTEENTH: OTI is a corporation formed under the laws of the State of New York and its Certificate of Incorporation was filed by the Department of State on the 4th day of October, 1976.

          FIFTEENTH: POP is a corporation formed under the laws of the State of Delaware, its Certificate of Incorporation was filed in the Office of the Secretary of State of Delaware on the 4th day of May, 1984, and it has never filed an application to do business in the State of New York or an application for use of a fictitious name under Article 13 of the BCL. The name under which said corporation was formed is Carrara Publications, Inc.

          SIXTEENTH: RPI is a corporation formed under the laws of the State of Delaware, its Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on the 17th day of February, 1984, and it has never filed an application to do business in the State of New York or an application for use of a fictitious name under Article 13 of the BCL.

          SEVENTEENTH: SPI is a corporation formed under the laws of the State of New York and its Certificate of Incorporation was filed by the Department of State on the 10th day of April, 1986.

          EIGHTEENTH: UTI is a corporation formed under the laws of the State of New York and its Certificate of Incorporation was filed by the Department of State on the 3rd day of May, 1974.

          NINETEENTH: The designation and number of outstanding shares of capital stock of each of the Subsidiaries, all of which are owned by ECI, as set forth in the Plan of Merger, are as follows:

         CORPORATION                      DESIGNATION                        NUMBER
         -----------                      -----------                        ------
            ACS                           Common Stock                        1,990
            CTI                           Common Stock                          100
            DPC                           Common Stock                          749
            DTI                           Common Stock                          100
            ECS                           Common Stock                        1,000
            EEC                           Common Stock                          100
            TIP                           Common Stock                          100
            MI                            Common Stock                          100
            MFI                           Common Stock                          100
            MCI                           Common Stock                          100
            OTI                           Common Stock                          100
            POP                           Common Stock                          100
            RPI                           Common Stock                          100
            SPI                           Common Stock                          100
            UTI                           Common Stock                           20

     TWENTIETH: The effective date of the merger herein certified shall be April 30, 1988.

          IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated as of March 18, 1988

                                             EDGELL COMMUNICATIONS, INC.

                                             /s/ Richard J. Moeller
                                             _______________________________
                                             Richard J. Moeller, President

                                             /s/ Arland E. Hirman
                                             _______________________________
                                             Arland E. Hirman, Secretary

STATE OF MINNESOTA    )
                      )  ss.:
COUNTY OF ST. LOUIS   )


          Arland E. Hirmon, being duly sworn, deposes and says that he is one of the persons who signed the foregoing certificate of merger on behalf of the corporation name therein as the surviving corporation; that he signed said certificate in the capacity set opposite or beneath his signature thereon; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

                                         /s/ Arland E. Hirmon
                                        _______________________________
                                        Arland E. Hirmon, Secretary

Subscribed and sworn to
before me on March 31st, 1988.

Adele D. Hartwick
_______________________________
Notary Public - Minnesota

                    ======================================


                             CERTIFICATE OF MERGER

                                      OF

                      ARMSTRONG CREATIVE SERVICES, INC.,
                            CARDIOLOGY TIMES, INC.,
                          DAVIES PUBLISHING COMPANY,
                           DERMATOLOGY TIMES, INC.,
                   EDGELL COMMUNICATIONS AND SERVICES, INC.,
                   EDGELL EXPOSITIONS AND CONFERENCES INC.,
                      THE INSTRUCTOR PUBLICATIONS, INC.,
                               MAGACYCLE, INC.,
                         MAGAZINES FOR INDUSTRY, INC.,
                         MURRAY COMMUNICATIONS, INC.,
                          OPHTHALMOLOGY TIMES, INC.,
                      PIT AND QUARRY PUBLICATIONS, INC.,
                           RESIN PUBLICATIONS, INC.,
                       SHOWSTYLE PUBLICATIONS, INC. and
                              UROLOGY TIMES, INC.

                                     INTO

                          EDGELL COMMUNICATIONS, INC.

                    ======================================

              (Under Section 905 of the Business Corporation Law)

                    ======================================

                             CERTIFICATE OF MERGER

                                      OF

                      MODERN MEDICINE PUBLICATIONS, INC.

                                     INTO

                          EDGELL COMMUNICATIONS, INC.

              (Under Section 905 of the Business Corporation Law)


It is hereby certified by the corporation named herein as the surviving corporation as follows:

     FIRST:      The Board of Directors of the corporation named herein as the surviving corporation has adopted a plan of merger setting forth the terms and conditions of merging the corporation named herein as the subsidiary corporation into said surviving corporation.

     SECOND:     The name of the surviving corporation, the Certificate of
Incorporation of which was filed by the Department of State on January 23, 1987, is Edgell Communications, Inc. ("ECI"). The name under which said corporation was formed is HBJ Publications, Inc.

     THIRD:      The name of the subsidiary corporation, the Certificate of
Incorporation of which was filed in the office of the Secretary of State of Delaware on the 27th day of October, 1970, is Modern Medicine Publications, Inc. ("MMP"). Its application to do business in the State of New York was filed by the Department of State on April 28, 1971. The name under which said corporation was formed is Times Media Company.

     FOURTH:     The designation and number of outstanding shares of capital stock of MMP, all of which are owned by ECI, as set forth in the plan of merger, are as follows:

                 DESIGNATION          NUMBER
                 -----------          ------

                 Common Stock         1,000

     FIFTH:      The effective date of the merger herein certified shall be July
31, 1988.

          IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated:    July 22, 1988

                                      EDGELL COMMUNICATIONS, INC.

                                      /s/ Richard J. Moeller
                                      ________________________________
                                      Richard J. Moeller, President

                                      /s/ Arland E. Hirman
                                      ________________________________
                                      Arland E. Hirman, Secretary

STATE OF MINNESOTA            )
                              )   ss.:
COUNTY OF ST. LOUIS           )

     Arland E. Hirman, being duly sworn, deposes and says that he is one of the persons who signed the foregoing certificate of merger on behalf of the corporation named therein as the surviving corporation; that he signed said certificate in the capacity set opposite or beneath his signature thereon; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

                                        /s/ Arland E. Hirman
                                        ________________________________
                                        [Name]           , [Capacity]
                                        Arland E. Hirman, Secretary

Subscribed and sworn to
before me on July 22, 1988.

_______________________________________ Notary

                  ===========================================

                             CERTIFICATE OF MERGER

                                      OF

                      MODERN MEDICINE PUBLICATIONS, INC.

                                     INTO

                          EDGELL COMMUNICATIONS, INC.

                  ===========================================

              (Under Section 905 of the Business Corporation Law)

                             CERTIFICATE OF MERGER

                                      OF

                            MMI PUBLICATIONS, INC.
                           (a Minnesota corporation)

                                     into

                          EDGELL COMMUNICATIONS, INC.
                           (a New York Corporation)


          (Under Sections 905 of the New York Business Corporation Law)

It is hereby certified by the corporation named herein as the surviving corporation that:

     1. The Board of Directors of Edgell Communications, Inc. ("ECI"), a business corporation organized under the laws of the State of New York and owner of all of the outstanding shares of MMI Publications, Inc. ("MMI"), has adopted a plan of merger setting forth the terms and conditions of the merger between ECI, the surviving corporation, and MMI, its subsidiary.

     2. The Certificate of Incorporation of ECI was filed by the Secretary of State of the State of New York on the 23 day of January, 1987. The name under which ECI was formed is HBJ Publications, Inc.

     3. MMI is a business corporation organized under the laws of the State of Minnesota, its Certificate of Incorporation was filed in the office of the Secretary of the State of Minnesota on the 22 day of November, 1967, and it has never filed an application to do business in the State of New York or an application for use of a fictitious name under Article 13 of the Business Corporation Law of the State of New York (the "BCL").

     4. The number of outstanding shares of MMI is 100, all of which are of one class, and all of which are owned by ECI.

     5. No amendments or changes in the Certificate of Incorporation of ECI are to be effected by the merger.

     6. The effective date of the merger herein certified shall be October 31, 1989.

     IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.

Executed as of _________________, 1989.


                                              EDGELL COMMUNICATIONS, INC.


                                                  /s/ Richard J. Moeller
                                              By:_______________________________
                                                   Richard J. Moeller
                                                   President

 /s/ Arland E. Hirman
________________________________
Arland E. Hirman
Secretary and Treasurer

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
                             CERTIFICATE OF MERGER

                                      of

                            MMI PUBLICATIONS, INC.
                           (a Minnesota corporation)

                                     into

                          EDGELL COMMUNICATIONS, INC.
                           (a New York corporation)

                           UNDER SECTION 905 OF THE
                           BUSINESS CORPORATION LAW

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

COUNSEL:  Paul, Weiss, Rifkind, Wharton
           & Garrison
          1285 Avenue of the Americas
          New York, New York 10019
          Attn:  Matthew Nimitz, Atty.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                             CERTIFICATE OF MERGER

                                      OF

                    AMERICAN MAGAZINE SERVICE COMPANY, INC.
                         (A Massachusetts Corporation)

                                     INTO

                          EDGELL COMMUNICATIONS, INC.
                           (A New York Corporation)

                           UNDER SECTION 905 OF THE
                           BUSINESS CORPORATION LAW

                                   * * * * *


     EDGELL COMMUNICATIONS, INC., pursuant to the provisions of Section 905 of the Business Corporation Law of the State of New York, hereby certifies as follows:

     1. EDGELL COMMUNICATIONS, INC., a corporation of the State of New York, owns all of the outstanding shares of AMERICAN MAGAZINE SERVICE COMPANY, INC., a Massachusetts corporation.

     2. As to each subsidiary corporation, the designation and number of outstanding shares and the number of such shares owned by the surviving corporation are as follows:

                                              DESIGNATION AND         NUMBER OF
               NAME OF                          NUMBER OF          SHARES OWNED
              SUBSIDIARY                   OUTSTANDING SHARES       BY SURVIVOR
              ----------                   ------------------       -----------
AMERICAN MAGAZINE SERVICE COMPANY, INC.    One Hundred (100)      One Hundred (100)

     3. (a) The Certificate of Incorporation of EDGELL COMMUNICATIONS, INC., was filed in the Department of State on the 23rd day of January, 1987, under the name HBJ PUBLICATIONS, INC.

          (b) The AMERICAN MAGAZINE SERVICE COMPANY, INC. was incorporated under the laws of the State of Massachusetts on the 8th day of March, 1979, and no application has been filed for authority to do business in the State of New York.
          (c) The merger is permitted by the laws of the state of incorporation of each foreign subsidiary and is in compliance therewith.

     4. The surviving corporation owns all of the outstanding shares of the corporation to be merged.

     5. The merger shall be effective upon filing of the Certificate of Merger.

     6. The Plan of Merger was adopted by the Board of Directors of the surviving corporation.


     IN WITNESS WHEREOF, this Certificate has been signed on the 30th day of November, 1989 and the statements contained therein are affirmed as true under penalties of perjury.


                                   ________________________________
                                   EDGELL COMMUNICATIONS, INC.

                                   /s/ Richard J. Moeller
                                   ________________________________
                                   Richard J. Moeller, President


                                   /s/ Arland E. Hirman
                                   ________________________________
                                   Arland E. Hirman, Secretary

                             CERTIFICATE OF MERGER

                                      OF

                    AMERICAN MAGAZINE SERVICE COMPANY, INC.
                         (A Massachusetts Corporation)

                                     INTO

                          EDGELL COMMUNICATIONS, INC.
                           (A New York Corporation)

                           UNDER SECTION 905 OF THE
                           BUSINESS CORPORATION LAW

                                   * * * * *

                   Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                           New York, New York 10019

                          CERTIFICATE OF RESIGNATION

                            OF REGISTERED AGENT OF

                          EDGELL COMMUNICATIONS, INC.

              (Under Section 305 of the Business Corporation Law)


          Pursuant to the provisions of Section 305 of the New York Business Corporation Law, the undersigned hereby resigns as registered agent of EDGELL COMMUNICATIONS, INC.

          On October 27, 1987, the Certificate of Incorporation was filed with the New York Department of State.

          A copy of this Certificate of Resignation has been sent to the corporation by certified mail, to the post office address on file in the Department of State specified for mailing of process. This address is as follows:

                    Arland E. Hirman, Vice  President
                    Edgell Communications, Inc.
                    1 East First Street
                    Duluth, MN  55802


          IN WITNESS WHEREOF, this certificate has been subscribed this 14th day of March, 1990 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

                                        /s/ William A. Stone
                                        ________________________________
                                        Signature of Registered Agent

                                        William A. Stone, Esquire
                                        471 Troy-Schenectady Road
                                        Latham, NY 12110

                                        Name & Address of Registered Agent

________________________________________________________________________________
                          CERTIFICATE OF RESIGNATION

                            OF REGISTERED AGENT OF

                          EDGELL COMMUNICATIONS, INC.


              (Under Section 305 of the Business Corporation Law)


Filed By:  William A. Stone
           471 Troy-Schenectady Road
           Latham, NY  12110
________________________________________________________________________________

                           CERTIFICATE OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                          EDGELL COMMUNICATIONS, INC.

                       UNDER SECTIONS 805 AND 808 OF THE

                           BUSINESS CORPORATION LAW


     The undersigned, Richard B. Swank and Arland E. Hirman, being the persons duly appointed, qualified and acting in the reorganization proceedings of Edgell Communications, Inc. (the "Corporation"), by the order of the United States Bankruptcy Court for the Northern District of Ohio (the "Bankruptcy Court") pursuant to Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"), do hereby certify:

     (1) The name of the Corporation is Edgell Communications, Inc. The name under which the Corporation was formed was HBJ Publications, Inc.

     (2) The original Certificate of Incorporation was filed by the Department of State on January 23, 1987.

     (3) Paragraph 1 of the Corporation's Certificate of Incorporation, which sets forth the name of the Corporation, is hereby amended to change the Corporation's name and shall read in its entirety as follows:

          "FIRST:  The name of the Corporation shall be Advanstar Communications
           -----
     Inc. (hereinafter sometimes called the "Corporation")."

     (4) Paragraph 4 of the Corporation's Certificate of Incorporation, which sets forth the aggregate number of shares that the Corporation shall have the authority to issue, is hereby amended to increase the Corporation's stock and decrease the par value of the stock form 1,000 shares of unissued stock at $1.00 par value to 1,499,000 shares of unissued stock at $.01 par value and the number of issued shares from 1,000 shares of issued stock at $1.00 par value to 1,000 shares of issued stock at $.01 par value. Paragraph 4 is also amended to include a prohibition of issuance of any shares of non-voting Common Stock. To effect the foregoing amendments, Paragraph 4 shall be amended to read as follows:

          "FOURTH:  The aggregate number of shares which the Corporation shall
           ------
     have the authority to issue is one million five hundred thousand (1,500,000) shares of Common Stock each having a par value of one cent ($.01). The Corporation shall not issue non-voting Common Stock."

     (5) This amendment to the Corporation's Certificate of Incorporation was authorized by the undersigned persons pursuant to the Joint Plan of Reorganization of said Corporation and New Century Communications, Inc. dated the 20th day of November, 1991 (the "Plan of Reorganization").

     (6) Provision for this certificate is contained in the Plan of Reorganization.

     (7) The Plan of Reorganization has been confirmed as provided in Chapter 11 of the Bankruptcy Code.

     (8) The proceeding for the reorganization of said Corporation resulting in the Plan of Reorganization and the confirmation thereof is entitled In re:
                                                                    ------
Edgell Communications, Inc. and New Century Communications, Inc., Debtors, Case
--------------------------------------------------------------------------
No. B91-17030 and the venue thereof is in the United State Bankruptcy Court for the Northern District of Ohio.

     (9) The order confirming the Plan of Reorganization was made on the 23rd day of January, 1992, and entered in the office of the clerk of the aforesaid court on the 23rd day of January, 1992.

     IN WITNESS WHEREOF, the undersigned have executed and signed this Certificate on behalf of the Corporation this 17th day of January, 1992.

                              /s/ Richard B. Swank
                              _________________________________
                              Name: Richard B. Swank
                              Title:  Chairman & CEO

                              /s/ Arland Hirman
                              _________________________________
                              Name: Arland Hirman
                              Title:  Vice President, Treasurer
                                      and Secretary

STATE OF           )
                   )          ss.:
COUNTY OF          )

     Richard B. Swank, being duly sworn, deposes and says that he is one of the persons who signed the foregoing certificate of amendment on behalf of the corporation; that he signed said certificate in the capacity set opposite or beneath his signature thereon; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

                                        /s/ Richard B. Swank
                                        _________________________________
                                        Name:     Richard B. Swank
                                        Capacity: Chairman & CEO

Subscribed and sworn to
before me on January 17, 1992.



______________________________ Notary


STATE OF MINNESOTA  )
                     )  ss.:
COUNTY OF ST. LOUIS )

     Arland Hirman, being duly sworn, deposes and says that he is one of the persons who signed the foregoing certificate of amendment on behalf of the corporation; that he signed said certificate in the capacity set opposite or beneath his signature thereon; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

                                        /s/ Arland Hirman
                                        ___________________________________
                                        Name:     Arland Hirman
                                        Capacity: Vice President, Treasurer
                                                  and Secretary
Subscribed and sworn to
before me on January 20, 1992.
_______________________________ Notary

                  ===========================================
                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                          EDGELL COMMUNICATIONS, INC.

                  ===========================================



                       SKADDEN ARPS SLATE MEAGHER & FLOM
                       ONE RODNEY SQUARE
                       WILMINGTON, DELAWARE 19899-0636

                             CERTIFICATE OF MERGER
       OF INFOTEXT PUBLISHING, INC. INTO ADVANSTAR COMMUNICATIONS, INC.,
               UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW


          Advanstar Communications Inc. ("Advanstar" or "Surviving Corporation"), a New York corporation, pursuant to the provisions of Section 905 of the Business Corporation Law of New York, desires to combine its operations with its subsidiary Infotext Publishing, Inc. ("Infotext" or "Merging Corporation"), a Nevada corporation, and certifies the following facts:

          1.        Advanstar owns all of the outstanding shares of Infotext.
          2. Infotext has 10,000 shares of common stock, par value $.01, issued and outstanding, all of which are owned by Advanstar.
          3. The effective date of the merger is the date of filing (the "Effective Date").
          4(a).     The certificate of incorporation of Advanstar was filed with the Department of State of the State of New York on January 23, 1987, under the name of HBJ Publications, Inc.
          4(b).     Infotext was incorporated under the laws of the State of
Nevada on November 4, 1988, and no application has been filed for authority to do business in the State of New York.
          4(c).     This merger is permitted by the General Corporation Law of
Nevada and is in compliance therewith.
          5. The Surviving Corporation currently owns all of the issued and outstanding stock of the Merging Corporation.
          6. The Plan of Merger was adopted by the Board of Directors of the Surviving Corporation on September 28, 1993.
          This certificate has been signed and witnessed on the 30th day of September, 1993 and the statements contained herein are affirmed as true under penalties of perjury.

                                   Advanstar Communications Inc.


                                   By:  /s/ Edward D. Aster
                                        _______________________________________
                                   Name:  Edward D. Aster
                                   Title: President and Chief Executive Officer


                                          /s/ David W. Montgomery
                                          ______________________________________
                                   Name:  David W. Montgomery
                                   Title: Secretary

)  State of Ohio
)  County of Cuyahoga



          The foregoing instrument was acknowledged before me on this September 30, 1993, by Edward D. Aster, President and Chief Executive Officer, and David
W. Montgomery, Secretary, of Advanstar Communications Inc., a New York corporation, on behalf of the corporation.



                                                      __________________________
                                                      Notary Public

                             CERTIFICATE OF MERGER
  OF ART RESOURCE TRADE EXPO, INC. INTO ADVANSTAR COMMUNICATIONS INC., UNDER
                  SECTION 905 OF THE BUSINESS CORPORATION LAW


     Advanstar Communications Inc. ("Advanstar" or "Surviving Corporation"), a New York corporation, pursuant to the provisions of Section 905 of the Business Corporation Law of New York, desires to combine its operations with its subsidiary Art Resource Trade Expo, Inc. ("Art Resource" or "Merging Corporation"), a New York corporation, and certifies the following facts:

     1.    Advanstar owns all of the outstanding shares of Art Resource.

     2. Art Resource has 200 shares of common stock without par value issued and outstanding, all of which are owned by Advanstar.

     3. The effective date of the merger is the date of filing (the "Effective Date").

     4(a). The certificate of incorporation of Advanstar was filed with the Department of State of the State of New York on January 23, 1987, under the name of HBJ Publications, Inc.

     4(b). The certificate of incorporation of Art Resource was filed with the Department of State of the State of New York on November 15, 1991, under the name Art Resource Trade Expo, Inc.

     5. The Surviving Corporation currently owns all of the issued and outstanding stock of the Merging Corporation.

     6. The Plan of Merger was adopted by the Board of Directors of the Surviving Corporation on September 28, 1993.

     This certificate has been signed and witnessed on the 30th day of September, 1993 and the statements contained herein are affirmed as true under penalties of perjury.

                              Advanstar Communications, Inc.


                              By: /s/ Edward D. Aster
                                 _______________________________________________
                              Name:  Edward D. Aster
                              Title: President and Chief Executive Officer

                              /s/ David W. Montgomery
                              __________________________________________________
                              Name:  David W. Montgomery
                              Title: Secretary

                           CERTIFICATE OF MERGER OF
                      ART RESOURCE TRADE EXPO, INC. INTO
                        ADVANSTAR COMMUNICATIONS, INC.


UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW



                           SQUIRE, SANDERS & DEMPSEY
                              4900 PUBLIC SQUARE
                           CLEVELAND, OH 44114-1304

                             CERTIFICATE OF MERGER

                                      OF

                                LIVE TIME, INC.

                                     INTO

                         ADVANSTAR COMMUNICATIONS INC.

               UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

                                   * * * * *

     Advanstar Communications Inc., pursuant to the provisions of Section 905 and Section 907(c) of the Business Corporation Law of the State of New York, hereby certifies as follows:

     1. Advanstar Communications Inc., a corporation of the State of New York (formerly known as Edgell Communications, Inc. and formerly known as and incorporated under the name HBJ Publications, Inc.), owns all of the outstanding shares of Common Stock, no par value, of Live Time, Inc., a corporation of the State of California.

     2. Pursuant to an agreement and plan of merger, Live Time, Inc. is to be merged into Advanstar Communications Inc., the surviving corporation of such merger.

     3. The designation and number of all outstanding shares of Live Time, Inc. and the number of such shares owned by the surviving corporation are as follows:

                               Designation and Number                 Number of Shares
                               ----------------------                 ----------------
  Name of Subsidiary           of Outstanding Shares                  Owned by Survivor
  ------------------           ---------------------                  -----------------
Live Time, Inc.             2,000 shares of Common Stock        2,000 shares of Common Stock

     (a) The certificate of incorporation of Advanstar Communications Inc. was filed in the Department of State on the 23rd day of January, 1987.

     (b) Live Time, Inc. was incorporated under the laws of the State of California on the 15th day of November, 1984, and no application for authority to do business in the State of New York has been filed by Live Time, Inc. with the Department of State.

     4. The merger is permitted by the laws of the State of California and is in compliance therewith.

     5. The agreement and plan of merger was adopted by the Board of Directors of Advanstar Communications Inc., the surviving corporation.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this certificate has been signed on the 27th day of April, 1998 and the statements contained therein are affirmed as true under penalties of perjury.

                                  Advanstar Communications Inc.

                                     /s/ Robert L. Krakoff
                                  By:_______________________________
                                     Robert L. Krakoff
                                     President


                                     /s/ David W. Montgomery
                                  By:_______________________________
                                     David W. Montgomery
                                     Secretary

                             CERTIFICATE OF MERGER

                                      OF

                         ADVANSTAR S.A. VENTURES, INC.

                                     INTO

                         ADVANSTAR COMMUNICATIONS INC.

               UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

                                   * * * * *

     Advanstar Communications Inc., pursuant to the provisions of Section 905 and Section 907(c) of the Business Corporation Law of the State of New York, hereby certifies as follows:

     1. Advanstar Communications Inc., a corporation of the State of New York (formerly known as Edgell Communications Inc. and formerly known as and incorporated under the name HBJ Publications, Inc.), owns all of the outstanding shares of Advanstar S.A. Ventures, Inc., a corporation of the State of Ohio.

     2. Pursuant to an agreement and plan of merger, Advanstar S.A. Ventures, Inc. is to be merged into Advanstar Communications Inc., the surviving corporation of the merger.

     3. The designation and number of outstanding shares of Advanstar S.A. Ventures, Inc. and the number of such shares owned by the surviving corporation are as follows:

                                    Designation and Number              Number of Shares
                                    ----------------------              ----------------
     Name of Subsidiary             of Outstanding Shares              Owned by Survivor
     ------------------             ---------------------              -----------------
Advanstar S.A. Ventures, Inc.     100 shares of Common Stock       100 shares of Common Stock

     (a) The certificate of incorporation of Advanstar Communications Inc. was filed in the Department of State on the 23rd day of January, 1987.

     (b) Advanstar S.A. Ventures, Inc. was incorporated under the laws of the State of Ohio on the 20th day of November 1992, and no application for authority to do business in the State of New York has been filed by Advanstar S.A. Ventures, Inc. with the Department of State.

     4. The merger is permitted by the laws of the State of Ohio and is in compliance therewith.

     5. The agreement and plan of merger was adopted by the Board of Directors of Advanstar Communications Inc., the surviving corporation.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, this certificate has been signed on the 27th day of April, 1998 and the statements contained therein are affirmed as true under penalties of perjury.

                                  Advanstar Communications Inc.

                                  By: /s/ Robert L. Krakoff
                                     _______________________________
                                     Robert L. Krakoff
                                     President



                                  By: /s/ David W. Montgomery
                                     _______________________________
                                     David W. Montgomery
                                     Secretary

                                     PLAN

                                      OF

                                    MERGER

                                   * * * * *


     FIRST:    Advanstar Communications Inc. (f/k/a HBJ Publications, Inc. and
Edgell Communications, Inc.), a corporation of the State of New York owns all of the outstanding shares of Live Time, Inc. and Advanstar S.A. Ventures, Inc.

     SECOND:   As to each subsidiary corporation, the designation and number of outstanding shares and the number of such shares owned by the surviving corporation are as follows:

                                Designation and Number of            Number of Shares
                                -------------------------            ----------------
Name of Subsidiary                 Outstanding Shares                 Owned by Survivor
------------------                  -----------------                ------------------
Live Time, Inc.                           100                              100
Advanstar S.A.                            100                              100
  Ventures, Inc.


     THIRD:    The terms and conditions of the proposed merger are as follows:

     (INCLUDE HERE A STATEMENT OF THE SURRENDER AND ELIMINATION OF ALL SHARES OWNED BY THE SURVIVING PARENT; AND, IF ALL OUTSTANDING SUBSIDIARY SHARES ARE NOT OWNED BY PARENT, THE MANNER AND BASIS OF CONVERTING SUCH SHARES INTO SHARES, BONDS OR OTHER SECURITIES OF THE PARENT, OR THE CASH OR OTHER CONSIDERATION TO BE PAID FOR SUCH SHARES.)

     FORTH:    (THE PLAN MAY INCLUDE SUCH OTHER PROVISIONS WITH RESPECT TO THE
PROPOSED MERGER AS THE BOARD CONSIDERS NECESSARY OR DESIRABLE.)

     The foregoing Plan of Merger was duly adopted by the Board of Directors of the surviving corporation on _____________________.